UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 3, 2025

FIRST INTERSTATE BANCSYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street
Billings, MT		59101
(Address of principal executive offices)		(zip code)

(406) 255-5311
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* * * * *

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.00001 par value	FIBK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 8.01.	Other Events.

On July 3, 2025, First Interstate BancSystem, Inc. (the “Company”) delivered a redemption notice (the “Redemption Notice”), through the Depository Trust Company, to each holder of the Company’s outstanding 5.25% Fixed-to-Floating Rate Subordinated Notes due 2030 originally issued on May 15, 2020 in the aggregate principal amount of $100,000,000 (the “Notes”). Pursuant to the terms of the Notes, on August 15, 2025 (the “Redemption Date”), the Company will redeem the Notes in full at a redemption price of 100% of the principal amount plus accrued and unpaid interest to, but excluding, the Redemption Date (the “Redemption Price”). Payment of the Redemption Price will be made only upon surrender of the Notes through the applicable procedures of the Depository Trust Company. Interest on the Notes will cease to accrue on and after the Redemption Date, unless the Company defaults in the payment of the Redemption Price, and no Notes will remain outstanding following the redemption.

Cautionary Note Regarding Forward-Looking Statements

Statements contained in this report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are identified by the use of the terms “expected,” “will,” “look forward to,” “intend,” “aim,” and similar words or phrases indicating possible future expectations, events or actions. Such forward-looking statements are based on current expectations, assumptions and projections about our business and the Company, and are not guarantees of our future performance or outcomes. These statements are subject to a number of known and unknown risks, uncertainties, and other factors, many of which are beyond our ability to control or predict, which may cause actual events to be different materially from those expressed or implied herein. The Company has provided additional information about the risks facing its business in its most recent annual report on Form 10-K, and any subsequent periodic and current reports on Forms 10-Q and 8-K, filed by it with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made and are expressly qualified in their entirety by the cautionary statements set forth herein and in the filings with the Securities and Exchange Commission identified above, which you should read in their entirety before making any investment or other decision with respect to our securities. We undertake no obligation to update or revise any forward-looking statements contained in this report, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 3, 2025

FIRST INTERSTATE BANCSYSTEM, Inc.

By:	/s/ JAMES A. REUTER
James A. Reuter President and Chief Executive Officer